SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 18, 1999


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Alabama                 1-3164                 63-0004250
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  (State or other jurisdiction  (Commission File   (IRS Employer Identification
        of incorporation)            Number)                   No.)


          600 North 18th Street, Birmingham, Alabama          35291
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           (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2


Item 5.         Other Events.
                On February 18, 1999, Alabama Power Company (the "Company") and Alabama Power Capital Trust III (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,000 Capital Auction Preferred Securities (liquidation amount $50,000 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-67453, 333-67453-01, 333-67453-02 and 333-67453-03) of the Company and
the Trust. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                (c) Exhibits.

                  1 Underwriting Agreement, dated February 18, 1999, among the Company, the Trust, Goldman, Sachs & Co. and Lehman Brothers Inc.

                  4.2 Second Supplemental Indenture, dated as of February 25, 1999, to Subordinated Note Indenture, providing for the issuance of the Company's Series C Junior Subordinated Notes due February 28, 2029.

                  4.5 Amended and Restated Trust Agreement of Alabama Power Capital Trust III.

                  4.6 Form of Preferred Security of Alabama Power Capital Trust III (included in Exhibit 4.5 above).

                  4.7 Form of Series C Junior Subordinated Note (included in Exhibit 4.2 above).

                  4.8 Guarantee Agreement relating to Alabama Power Capital Trust III.


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                  4.9      Agreement as to Expenses and Liabilities relating to
                           Alabama Power Capital Trust III (included in Exhibit
                           4.5 above).

                  8.1      Tax Opinion of Balch & Bingham LLP.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     February 24, 1999                             ALABAMA POWER COMPANY



                                                      By    /s/Wayne Boston
                                                               Wayne Boston
                                                           Assistant Secretary